                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 9, 2003


                          Discover Card Master Trust I
             -----------------------------------------------------
               (Exact name of registrant as specified in charter)



           Delaware               0-23108                  51-0020270
           --------               -------                  ----------
          (State of             (Commission              (IRS Employer
        Organization)          File Number)           Identification No.)


c/o Discover Bank
12 Read's Way
New Castle, Delaware                                        19720
------------------------------------------                  -----
(Address of principal executive offices)                  (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7434
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable

Item 5.  Other Events

                  Series 2003-1. On January 9, 2003, the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $____________ aggregate principal amount of Series 2003-1 Floating Rate Class A, Subseries 1 Credit Card Pass-Through Certificates, $___________ aggregate principal amount of Series 2003-1 Floating Rate Class B, Subseries 1 Credit Card Pass-Through Certificates, $____________ aggregate principal amount of Series 2003-1 Floating Rate Class A, Subseries 2 Credit Card Pass-Through Certificates, $___________ aggregate principal amount of Series 2003-1 Floating Rate Class B, Subseries 2 Credit Card Pass-Through Certificates, $____________ aggregate principal amount of Series 2003-1 Floating Rate Class A, Subseries 3 Credit Card Pass-Through Certificates and $___________ aggregate principal amount of Series 2003-1 Floating Rate Class B, Subseries 3 Credit Card Pass-Through Certificates of Discover Card Master Trust I. The series term sheet is attached hereto as
Exhibit 99.

Item 7.  Exhibits

Exhibit No.       Description

Exhibit 99 Series Term Sheet dated January 9, 2003, with respect to the proposed issuance of the Floating Rate Class A, Subseries 1 Credit Card Pass-Through Certificates, the Floating Rate Class B, Subseries 1 Credit Card Pass-Through Certificates, the Floating Rate Class A, Subseries 2 Credit Card Pass-Through Certificates, the Floating Rate Class B, Subseries 2 Credit Card Pass-Through Certificates, the Floating Rate Class A, Subseries 3 Credit Card Pass-Through Certificates and the Floating Rate Class B, Subseries 3 Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 2003-1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Discover Card Master Trust I
                                      (Registrant)


                                   By:   Discover Bank
                                         (Originator of the Trust)



Date:  January 10, 2003                  By:    /s/ Michael F. Rickert
                                               ------------------------
                                               Michael F. Rickert
                                               Vice President, Chief Accounting
                                                 Officer and Treasurer

                                INDEX TO EXHIBITS

Exhibit       Description                                                   Page

Exhibit 99    Series Term Sheet dated January 9, 2003, with respect           5
              to the proposed issuance of the Floating Rate Class A, Subseries 1 Credit Card Pass-Through Certificates, the
              Floating Rate Class B, Subseries 1 Credit Card
              Pass-Through Certificates, the Floating Rate Class A,
              Subseries 2 Credit Card Pass-Through Certificates, the
              Floating Rate Class B, Subseries 2 Credit Card
              Pass-Through Certificates, the Floating Rate Class A,
              Subseries 3 Credit Card Pass-Through Certificates and the Floating Rate Class B, Subseries 3 Credit Card
              Pass-Through Certificates of Discover Card Master Trust
              I, Series 2003-1.